THE GABELLI EQUITY INCOME FUND
                              One Corporate Center
                            Rye, New York 10580-1434

                              FIRST QUARTER REPORT
                              DECEMBER 31, 1997(a)


                                      [LOGO]


  MORNINGSTAR RATES THE GABELLI EQUITY INCOME FUND 5 STARS OVERALL AND FOR THE
        FIVE YEAR PERIOD ENDED 12/31/97 AMONG 1292 DOMESTIC EQUITY FUNDS.
       THE FUND RECEIVED 4 STARS FOR THE THREE YEAR PERIOD ENDED 12/31/97
                                AMONG 2332 FUNDS.



TO OUR SHAREHOLDERS,
      Driven by low inflation, low interest rates, good corporate earnings gains, deals, stock repurchase programs and liquidity (the continuing strong flow of cash into U.S. equity funds), stocks posted strong gains in 1997. Until correcting in late December, large cap growth stocks continued to lead the market parade. However, large cap value and mid and small cap indices also posted solid gains.

     In the fourth quarter of 1997, the U.S. stock market suffered repeated bouts of the Asian Flu. As we write, the patient remains unstable. While the International Monetary Fund is ministering to ailing Asian economies, the ever vigilant Dr. Greenspan is carefully monitoring the U.S. economy's vital signs. As we head into 1998, we will be making our rounds as well. We are relatively pleased with the patient's condition, but as always, are on the lookout for any symptoms of a relapse.

INVESTMENT PERFORMANCE

      THE GABELLI EQUITY INCOME FUND'S PORTFOLIO MANAGER, MARIO J. GABELLI, WAS RECENTLY NAMED THE DOMESTIC EQUITY FUND MANAGER OF THE YEAR FOR 1997 BY MORNINGSTAR.

      For the quarter ended December 31, 1997, The Gabelli Equity Income Fund's net asset value increased 3.0% to $16.12 after adjusting for the $1.78 per share dividend paid on December 29, 1997. The Lipper Analytical Services Equity Income Fund Average and Standard & Poor's (S&P) 500 Index had returns of 2.4% and 2.9%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. The Fund was up 27.9% for 1997. The Lipper Equity Income Fund Average and S&P 500 rose 27.5% and 33.4%, respectively, over the same twelve month period.

--------------------------------------------------------------------------------
(a) The Fund's fiscal year ends September 30, 1998.
Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk adjusted performance as of December 31, 1997 and are subject to change every month. Morningstar ratings are calculated from the Fund's three, five and ten year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in an investment category receive five stars and the next 22.5% receive four stars.

 INVESTMENT RESULTS (a)(c)

                                                                CALENDAR QUARTER
                                                 ------------------------------------------
                                                    1ST         2ND         3RD        4TH           YEAR
                                                    ---         ---         ---        ---           ----
  1997:   Net Asset Value ....................... $14.27      $16.03      $17.39      $16.12          $16.12
          Total Return ..........................   1.2%       12.7%        8.8%        3.0%           27.9%
--------------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ....................... $13.47      $13.54      $13.81      $14.16          $14.16
          Total Return ..........................   5.5%        1.0%        2.5%        8.0%           17.9%
--------------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ....................... $11.56      $11.99      $12.65      $12.84          $12.84
          Total Return ..........................   8.5%        4.3%        6.1%        6.9%           28.3%
--------------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value ....................... $11.26      $11.08      $11.54      $10.72          $10.72
          Total Return ..........................  (2.2)%      (0.8)%       4.9%       (0.7)%           1.1%
--------------------------------------------------------------------------------------------------------------------
  1993:   Net Asset Value ....................... $11.35      $11.72      $12.15      $11.57          $11.57
          Total Return ..........................   7.4%        3.8%        4.2%        1.5%           17.9%
--------------------------------------------------------------------------------------------------------------------
  1992:   Net Asset Value ....................... $10.19      $10.36      $10.40      $10.64          $10.64
          Total Return ..........................   2.4%(b)     2.3%        1.1%        3.7%            9.8%(b)
--------------------------------------------------------------------------------------------------------------------


  AVERAGE ANNUAL RETURNS - DECEMBER 31, 1997 (A)

  1 Year .......................................  27.9%
  5 Year .......................................  18.2%
  Life of Fund (b) .............................  16.7%


(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on January 2, 1992. (c) The Fund's fiscal year ends September 30, 1998.


      For the five year period ended December 31, 1997, the Fund's return averaged 18.2% annually, versus average annual returns of 17.1% and 20.3% for the Lipper Equity Income Fund Average and S&P 500, respectively. Since inception on January 2, 1992 through December 31, 1997, the Fund has a total return of 153.0%, which equates to an average annual return of 16.7%. The Dividend History chart details each dividend paid by the Fund since inception.

 WHAT WE DO

The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last five years at The Gabelli Equity Income Fund and for over 20 years at The Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

                                     [LOGO]

                       DIVIDEND HISTORY
--------------------------------------------------------------------------------
                                           RATE REINVESTMENT
    PAYMENT (EX) DATE        PER SHARE         PRICE

   December 29, 1997           $1.78           $15.94
   September 30, 1997          $0.05           $17.39
   June  30, 1997              $0.05           $16.03
   March  31, 1997             $0.06           $14.27
--------------------------------------------------------------------------------
   December 27, 1996           $0.76           $14.28
   September 30, 1996          $0.07           $13.81
   June 28, 1996               $0.06           $13.54
   March  31, 1996             $0.07           $13.47
--------------------------------------------------------------------------------
   December 29, 1995           $0.68           $12.84
   September 29,1995           $0.07           $12.65
   June 30, 1995               $0.07           $11.99
   March 31, 1995              $0.07           $11.56
--------------------------------------------------------------------------------
   December 30, 1994           $0.74           $10.72
   September 30, 1994          $0.08           $11.54
   June 30, 1994               $0.09           $11.08
   March 31, 1994              $0.06           $11.26
--------------------------------------------------------------------------------
   December 31, 1993           $0.76           $11.57
   September 30, 1993          $0.06           $12.15
   June 30, 1993               $0.06           $11.72
   March 31, 1993              $0.08           $11.35
--------------------------------------------------------------------------------
   December 31, 1992           $0.15           $10.64
   September 30, 1992          $0.07           $10.40
   June 30, 1992               $0.06           $10.36
   March 31, 1992              $0.05           $10.19

      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

COMMENTARY
1997 REVISITED

      Year ends are always time for reflection. We look back over the last twelve months and assess what went right and what went wrong. To borrow from Joseph Heller's classic novel CATCH 22, we tally the "feathers in our cap" and "black eyes". In 1997, the former vastly outnumber the latter. Heading our "feathers in the cap" list is deals. During the year, the Fund bid a cheerful farewell to several portfolio holdings which found new homes under other corporate roofs. Our other big "feathers" this year are an eclectic group of companies in industry groups ranging from financial services - Northern Trust (NTRS - $69.75 - Nasdaq), Mellon Bank (MEL - $60.625 - NYSE), U.S. Trust (USTC - $62.625 - Nasdaq), CoreStates Financial (CFL - $80.50 -
NYSE), BankAmerica (BAC - $73.00 - NYSE), SunTrust (STI - $71.375 - NYSE) and American Express (AXP - $89.25 - NYSE); oil service - Halliburton (HAL - $51.875
- NYSE); breakfast cereal - Kellogg (K - $49.625 - NYSE); and cable networks - Home Shopping Network (HSNI - $51.50 - Nasdaq). Niche industrial companies such as Curtiss-Wright (CW - $36.3125 - NYSE), GenCorp (GY - $25.00 - NYSE) and Ingersoll Rand (IR - $40.50 - NYSE) also contributed to performance.

      On the "black eyes" list were our smaller utility holdings, which continued to suffer fallout from uncertainty over deregulation, and old favorites such as Viacom (VIA - $40.875 - ASE), Giant Food (GFSA - $33.6875 -
ASE) and Boeing (BA - $48.9375 - NYSE), all of which we view as loaded laggards capable of making the top of our "feathers in the cap" list in 1998.

1998: WILL IT BE ANOTHER GOOD YEAR?

      Despite a roller coaster ride featuring some breathtaking ascents and declines, equity investors enjoyed themselves in 1997. Will 1998 be equally thrilling? We expect to continue to experience considerable market volatility as investors react to economic and market developments overseas and attempt to assess the impact on the U.S. economy and corporate earnings.

      Looking ahead, many of the favorable economic factors that propelled stocks in recent years will likely remain intact. Asian currency devaluation will probably diminish inflationary pressure on the U.S. economy and delay the need for a Federal Reserve interest rate hike. Long interest rates should remain low and perhaps trend lower. Deals, restructurings and share repurchase programs should continue to buoy stocks.




--------------------------------------------------------------------------------
                                  Flow of Funds
                                  ($ Billions)

SOURCES                                           1993       1994        1995       1996         1997E
                                                 ------     ------      ------     -------      -------
U.S. Deals                                        $ 234     $  340      $  511     $   652      $   919
Stock Buybacks                                       37         46          99         176          179
Equity Mutual Funds Net                             130        119         128         222          231
Dividends                                           204        230         274         309          333
                                                 ------     ------      ------     -------      -------
                         SOURCES:                   605        735       1,012       1,359        1,662
                                                 ------     ------      ------     -------      -------
USES
IPOs                                                103         62          82         115          118
U.S./International Equity Capital Flow
     U.S. Purchases of Non-U.S. Equities            309        434         396         514          734
     International Purchases of U.S. Equities       246        387         346         457          679
                                                 ------     ------      ------     -------      -------
       Net Flow:                                     63         47          50          57           55
                                                 ------     ------      ------     -------      -------
                         USES:                      166        109         132         172          173
                                                 ------     ------      ------     -------      -------
     NET FLOW OF FUNDS:                           $ 439     $  626      $  880      $1,187       $1,489
                                                  =====     ======      ======      ======       ======


SOURCES: SECURITIES DATA CORP, INVESTMENT COMPANY INSTITUTE, BIRINYI ASSOCIATES.
--------------------------------------------------------------------------------

     The wild cards are corporate earnings and investor psychology. In general, we believe corporate earnings growth from U.S. operations will be relatively strong--in the 8% to 9% range. However, the non-U.S. portion of earnings is likely to be as much as 10% lower in 1998. With earnings expectations high across the board, we suspect we will see more earnings disappointments in the year ahead. Other issues on our "Bear Watch" include:


      o  The Asian Flu spreading to Latin American currencies and economies.

      o  An upswing in wage inflation not offset by productivity gains.

      o  The emergence of trade barriers that cause a global political backlash.

      o  A disruption of oil flow from the Middle East.

      o The lame duck administration. Will Greenspan and Rubin retire before 2000 causing a crisis in confidence, if not in the economy?

      o Last, but not least, the level of the market -- valuations are high and the margin of safety relatively low.


      How will investors react if any or all of our concerns prove justified? We will just have to wait and see. Investors have become conditioned to buying on market dips. That's understandable because it's worked quite well since this bull market began in 1982. Indeed, we saw the market rebound strongly from the sharp correction we experienced in late October. However, if the problems in Asia continue to escalate and we see more widespread earnings disappointments from U.S. companies, investors may be somewhat more reluctant to view each market dip as a buying opportunity. Bear in mind, liquidity itself does not drive markets higher. It is liquidity combined with favorable investor psychology that fuels a rising market. In other words, if greed turns to fear, we could see a more substantial and prolonged market slump than we have become accustomed to.

      Our conclusion after all this conjecture is that in 1998, the market will be up 5% to down 15%. We hope the market surprises on the upside. However, we believe in the Boy Scout motto: "be prepared". Although value stocks will not likely be immune to a substantial market correction, we believe they will perform significantly better than the more fully valued market darlings. Consequently, we are carefully monitoring the Fund portfolio, trimming or eliminating holdings that have become more fully priced in this market advance and adding to positions that offer better fundamental value. We are also being more patient in re-deploying cash reserves. We doubt the Fund will be able to duplicate its terrific 1997 returns in what should be a much more challenging market. However, we believe we can achieve our 10% real rate of return objective in the year ahead.

INTEREST RATES 101

Let's spend a few moments looking at what  happens when interest rates  decline:

     o REDUCED FINANCIAL COSTS. This helps highly leveraged companies by reducing interest outlays.

     o IMPROVED DEMAND. Lower rates help stimulate demand for traditional, interest sensitive economic sectors - for which residential housing is one key and visible component.

     0 FOCUS ON DIVIDENDS. Clearly, higher-yielding stocks with reasonable growth prospects benefit from investors seeking higher yields than they are getting from savings accounts.

     o    HIGHER ASSET VALUES.  Lower rates bolster the values of assets.


Let's take a look at one model that highlights this relationship.


--------------------------------------------------------------------------------
                              ASSET VALUE SCENARIOS

                                      CASE
                                      ----
                      A                      B                       C
    RATES
    -----
                   $10.00                $10 + $1/YR           $10 GROWING AT 8%
                   -------------------------------------------------------------
  10.0%             $3.86                   $7.71                   $8.32
   8.0%             $4.63                   $9.26                   $10.00

   Case A: What is the present value of $10 ten years from now if interest rates (the discount factor) are ten percent; eight percent?

   Case B: What is the present value of ten dollars growing by one dollar per year?

   Case C: What is the present value of ten dollars growing at eight percent a year?
--------------------------------------------------------------------------------

INTEREST RATES - VALUES - ANOTHER POINT OF VIEW

      Among the ways to value stocks is with a dividend discount model. Here, the key variable is the growth rate in dividends.




        P/E     =    B
                  ------
     Multiple       k-g       Where P/E:  price to earnings ratio
                                      b:  dividend payout rate
                                      k: required rate of return by an investor g: expected growth rate


      Briefly, the model values stocks based on the relationship between two crucial inputs: dividend growth and an investor's required rate of return.

      As interest rates decline, the rate of return an investor requires drops as well, because returns on alternative investments have fallen. Holding all else constant, a drop in the required rate of return will increase the value today of a future stream of dividends. Investors become willing to pay a higher price relative to next year's earnings as interest rates drop. The same methodology holds for bonds too. If interest rates fall, the present value of a future stream of coupon payments becomes more valuable raising the price of the bond.

 DEALS, DEALS, DEALS

      There was an estimated $919 billion in domestic mergers and acquisition activity during 1997. We do not believe a market correction will materially slow deal activity in the year ahead. While we will probably continue to see some big companies being taken over, much of the action will likely be in smaller, family dominated public companies, as owner/managers take advantage of reduced long term capital gains taxes to monetize their investments.






--------------------------------------------------------------------------------
                        Deals - "Third Wave of Takeovers"
                                  ($ Billions)

                                 1993       1994     1995      1996      1997E
                                ------     ------   ------     ------    ------
Worldwide Deals                 $  452     $  575   $  950     $1,140    $1,600
U.S. Deals                         234        340      511        652       919
                                   52%        59%      54%        57%       57%

U.S. Deals                      $  234     $  340   $  511    $   652    $  919
Cash Deals                         131        212      254        356       414
                                   56%        62%      50%        55%       45%

SOURCES: SECURITIES DATA CORP, INVESTMENT COMPANY INSTITUTE, BIRINYI ASSOCIATES.
--------------------------------------------------------------------------------


OILS WELL THAT ENDS WELL

      One of our best performing groups in the first half of 1997, energy stocks, faltered in the latter part of the year as oil prices declined to a three year low near $18 per barrel. Is this a temporary phenomena or a longer term trend? We vote for the former. To date, El Nino has blessed us with a mild winter and consequently, the demand for heating oil is slack. And yes, economic weakness in Asia should keep a ceiling on energy pricing over the short term. However, the world is still consuming far more energy than it is producing. This would indicate that the longer term trend for energy pricing is higher. Also, continued instability in the Middle East could interrupt oil flow at any time. Demand from Asia should recover as these economies attempt to export their way out of the current economic malaise. Finally, El Nino is a cyclical weather pattern. Mother Nature could be considerably less kind to us next year. Our conclusion is that energy prices and energy company earnings and dividends are likely to trend higher in the years ahead.

 UTILITIES--TURN THE BEAT AROUND

      Unlike many equity income funds, utility stocks have not been a mainstay of our portfolio. Although providing quite attractive yields relative to most industry groups, we were concerned that deregulation could impact earnings and dividends throughout the utility industry. Our limited exposure to utilities relative to other equity income funds has been beneficial as utility indices have until rather recently lagged broader market benchmarks. Now, the cloud is lifting and it appears selected utilities will be able to compete quite effectively in a less regulated environment. Our utility holdings are generally smaller companies that we believe will be targeted by larger utilities looking to further diversify their holdings and expand geographically. We anticipate other investors will gravitate to smaller utility companies as consolidation in the industry gains momentum in the years ahead.

MR. MARKET

      Each year, we like to leave our shareholders with something to think about. This year, we quote verbatim from Professor Benjamin Graham's classic, THE INTELLIGENT INVESTOR.

      "Let us close this section with something in the nature of a parable. Imagine that in some private business you own a small share which cost you $1,000. One of your partners, named Mr. Market, is very obliging indeed. Every day he tells you what he thinks your interest is worth and furthermore offers either to buy you out or to sell you an additional interest on that basis. Sometimes his idea of value appears plausible and justified by business developments and prospects as you know them. Often, on the other hand, Mr. Market lets his enthusiasm or his fears run away with him, and the value he proposes seems to you a little short of silly."

      At  Gabelli  Funds,   we  want  to  take   advantage  of  "Mr.   Market's"
generosity--buying shares of businesses he offers us at prices below our appraisal of their true worth, and selling back to him (or someone else) when prices equal or exceed true value. It is this simple philosophy that guides us in good markets and bad.

 LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AMERICAN EXPRESS CO. (AXP - $89.25 - NYSE), founded in 1850, is a diversified travel and financial services company operating in 160 countries around the world. The company is best known for its American Express charge card and its travel-related services. Minneapolis-based American Express Financial Advisors (formerly IDS Financial Services) sells financial products ranging from mutual funds to annuities. Harvey Golub, Chairman and CEO, has refocused AXP on its core charge card and investment management businesses. The company has significantly expanded the range of merchants who welcome its cards and its cards in use worldwide grew almost three percent to 42.7 million. Management's objective is virtual parity with bankcard networks. American Express has joined forces with Microsoft to start an online corporate travel service. As evidenced by a 15% increase in per share earnings in 1996 and over 16% in 1997, we believe that American Express has been repositioned to enjoy double digit earnings growth over the balance of this decade.

BCE INC. (BCE - $33.3125 - NYSE), the holding company for Bell Canada, is Canada's largest telecommunications company. BCE has controlling interests in Northern Telecom (NT - $89.00 - NYSE) and BCEMobile Communications (BCX - $25.16
- TSE). There are substantial values in BCE. For example, "behind" each share of BCE there are 0.2 shares of Northern Telecom. This NT interest, marked to market, is worth over $18 per BCE share. The company is a possible candidate for break-up. In the interim, the Canadian Radio and Television Commission is providing a more attractive operating environment in which BCE is becoming more competitive.

BRITISH PETROLEUM CO. PLC (BP - $79.6875 - NYSE), with an equity market capitalization exceeding $75 billion, is one of the world's largest integrated oil companies. Production is slated to rise five percent per year to reach 1.8 million BOE per day by the year 2000 as new projects come on stream. The company, like other major oil producers and refiners, has embarked on a major, $1.5 billion cost-cutting program.

As an example, lifting costs have been reduced by 20 cents, to $2.40 per BOE. Finding costs also have been reduced by 20 cents, to $1.30 per BOE. Sizable cost savings are expected to result from the joint venture in European refining and marketing formed with Mobil. BP is a substantial cash flow generator, a portion of which has been used to reduce debt.

  CHEVRON CORP. (CHV - $77.00 - NYSE) is the third largest U.S. natural gas producer and is one of the nation's largest crude oil refiners and marketers of petroleum products. Chevron is the largest supplier of California's mandated reformulated gasolines. Worldwide production is more than one million barrels of oil and nearly 2.5 billion cubic feet of natural gas per day. Through its 50% interest in Caltex Petroleum, Chevron is benefiting from increasing energy consumption in Southeast Asia. The company's worldwide capital and exploratory spending totaled $5.5 billion in 1997, including overseas exploration and development projects in Kazakstan (building a pipeline linking the giant Tengiz oil field to the Black Sea ports) and in the North Sea. The quarterly dividend was increased in January from 58 cents to 61 cents.

COLONIAL GAS CO. (CLG - $28.8125 - NYSE), a Massachusetts corporation founded in 1849, is primarily a regulated natural gas utility serving over 145,000 customers in 24 municipalities located northwest of Boston and on Cape Cod. Through Transgas Inc., the company also provides over-the-road transportation of liquefied natural gas, propane and other commodities. Colonial's customer base has grown twice as fast as that of the U.S. natural gas utility industry.

EASTERN ENTERPRISES (EFU - $45.00 - NYSE) owns and operates Boston Gas Co., New England's largest distributor of natural gas, serving 525,000 residential, commercial and industrial customers. The company also owns and operates Midland Enterprises, the leading U.S. dry-cargo, inland waterways barge operator with a fleet of 2,430 barges and 87 tug boats. Midland, headquartered in Cincinnati, provides low cost marine transportation to much of the country's major industrial and agricultural regions. Our interest in Eastern Enterprises stems from management's direction under Woody Ives and from the prospect that the company's strong balance sheet will be used to make attractive strategic commitments, such as the agreement to purchase Essex County Gas for $80.5 million. The dividend, recently increased to an annual rate of $1.64 per share, provides an appealing yield approaching 4% for this cash rich company.

EXXON CORP. (XON - $61.1875 - NYSE), with an equity market value of $150 billion, is the world's largest publicly owned integrated oil company. The company produces 1.6 million barrels of crude oil and 6.6 billion cubic feet of natural gas per day, roughly half of which comes from overseas reserves. Production is being ramped up 2% to 3% each year. Major, promising projects are under way in Africa, Russia and Indonesia. Profitability has been sustained by management's success in cutting approximately $1 billion from overhead in each of the last few years. Dividends have been paid since 1882 and have increased annually since 1983.

HSN INC. (HSNI - $51.50 - NASDAQ) is the name for the parent company comprised of Silver King Communications, Home Shopping Network and SF Broadcasting. Silver King operates 12 wholly-owned UHF stations and one satellite station through SKTV Inc. Home Shopping's major business is electronic retailing. The six SF Broadcasting stations, four VHF stations and two satellites are 50%-owned with Fox. The combined companies are guided by Barry Diller. HSNI is buying the television assets of Universal Studios from Seagram's for $4.075 billion. Under the proposal, Universal (a subsidiary of the Seagram Company) receives a 45% interest in HSN and $1.2 billion in cash. HSN gets control of the USA Network, the Sci-Fi Channel and Universal's U.S. television production and distribution operations. HSNI has also acquired a 50.1% stake in Ticketmaster Group (TKTM - $23.00 - Nasdaq).

SOUTHERN NEW ENGLAND TELECOMMUNICATIONS CORP. (SNG - $50.3125 - NYSE) is a holding company for Southern New England Telephone (SNET) which provides telephone services for most of Connecticut. SNET has had success in expanding into the long distance market in its home territory, gathering a 40% share of the long distance market in Connecticut. SBC Communications has agreed to acquire SNET for $4.26 billion in stock.

TEJAS GAS CORP. (TEJ - $61.25 - NYSE) signed a definitive agreement to be acquired by The Royal Dutch Shell Group's U.S. arm for $2.35 billion in cash and debt, giving Shell Oil the pipelines it needs to transport natural gas production from the Gulf of Mexico. Shell Oil, the U.S. unit, is paying $61.50 per share in cash ($1.45 billion) and assuming approximately $900 million in debt and preferred stock. Tejas has 10,500 miles of natural gas pipelines, including extensive networks in Texas and Louisiana that Shell will link with its Gulf pipelines. Many companies in the natural gas industry have been sold in the last two years, largely to utilities who want to sell both natural gas and electricity and secure sources of fuel for power generation. In addition to its pipelines, Tejas owns underground storage facilities that can hold 155 billion cubic feet of natural gas and 14 processing plants used to separate liquid fuels such as propane and butane from natural gas before it is shipped.

 MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Equity Income Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

 NO LOAD - EFFECTIVE AUGUST 12, 1996

      Effective August 12, 1996, the Fund no longer imposes a front-end sales charge. All purchases made after August 12, 1996 are no load, that is, without a sales charge.

THE ROTH IRA

     The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about establishing a new Roth IRA and to discuss your investment choices.

GABELLI U.S. TREASURY MONEY MARKET FUND

      Shareholders of any of the Gabelli Funds may invest in The Gabelli U.S. Treasury Money Market Fund with an initial investment of $3,000 or more. The Fund provides checkwriting and exchange privileges. The Fund's expenses are capped at .30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will maintain a stable $1 per share net asset value. Call us at 1-800-GABELLI (1-800-422-3554) for a prospectus which gives a more complete description of the Fund, including management fees and expenses. Read the prospectus carefully before you invest or send money.

 INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      1997 was yet another very good year for equity investors. If earnings expectations are realized, 1998 may be a reasonably good year as well. We do have our reservations and are mindful that at current valuations, stocks are well above the safety net. As always, we are focusing on value--stocks trading at a material discount to their longer term intrinsic value. We believe this discipline will effectively preserve and enhance the value of the assets you have entrusted to us.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABEX. Please call us during the business day for further information.

                                   Sincerely,



         /s/ MARIO J. GABELLI                      /s/ JAMES FOUNG
         ----------------------------              -----------------------------
         MARIO J. GABELLI, CFA                     JAMES FOUNG, CFA
         Portfolio Manager and                     Associate Portfolio Manager
         Chief Investment Officer


February 1, 1998

  -----------------------------------------------------------------------
                      TOP TEN HOLDINGS
                      DECEMBER 31, 1997
                      -----------------

    Tejas Gas Corp.                     British Petroleum Co. plc
    Exxon Corp.                         BCE Inc.
    American Express Co.                Home Shopping Network
    Eastern Enterprises                 Colonial Gas Co.
    Chevron Corp.                       Southern New England Telecom.

  -----------------------------------------------------------------------



NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1997 (UNAUDITED)
================================================================================
                                                    Market
  Shares                                             Value
  ------                                            -------
           COMMON STOCKS -- 86.3%
           AEROSPACE -- 0.9%
   10,000  Boeing Co. .....................    $   489,375
    2,452  Raytheon Co., Cl. A ............        120,936
    2,000  Rockwell International Corp. ...        104,500
                                              ------------
                                                   714,811
                                              ------------
           AGRICULTURE -- 0.8%
   15,000  Monsanto Co. ...................        630,000
                                              ------------
           AUTOMOTIVE -- 1.3%
    5,000  Ford Motor Co. .................        243,438
   12,000  General Motors Corp. ...........        727,500
                                              ------------
                                                   970,938
                                              ------------
           AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.5%
    2,500  Dana Corp. .....................        118,750
   20,000  GenCorp Inc. ...................        500,000
   14,000  Genuine Parts Co. ..............        475,125
    2,666  Meritor Automotive Inc. ........         56,153
                                              ------------
                                                 1,150,028
                                              ------------
           AVIATION: PARTS AND SERVICES-- 1.7%
   10,000  Barnes Group ...................        227,500
   19,000  Curtiss-Wright Corp. ...........        689,937
    3,000  General Motors Corp., Cl. H ....        110,813
    4,000  United Technologies ............        291,250
                                              ------------
                                                 1,319,500
                                              ------------
           BUSINESS SERVICES -- 1.5%
    2,000  Cognizant Corp. ................         89,125
    4,000  Dun & Bradstreet Corp. .........        123,750
      300  Imation Corp. ..................          4,800
    8,000  International Business
              Machines Corp. ..............        836,500
    3,000  Landauer Inc. ..................         84,000
                                              ------------
                                                 1,138,175
                                              ------------
           COMMUNICATIONS EQUIPMENT-- 0.1%
    1,000  Motorola Inc. ..................         57,063
                                              ------------
           CONSUMER PRODUCTS -- 6.1%
   18,000  Eastman Kodak Co. ..............      1,094,624
   12,000  Fortune Brands Inc. ............        444,750
   45,000  Gallaher Group plc, ADR ........        961,875
    5,000  General Cigar Holdings Inc. ....        106,563
   12,000  General Electric Co. ...........        880,500
    4,000  Gillette Co. ...................        401,750
   15,000  National Presto Industries Inc.         593,438
    4,000  Philip Morris Companies Inc. ...        181,250
                                              ------------
                                                 4,664,750
                                              ------------
           DIVERSIFIED INDUSTRIAL-- 3.4%
   14,137  GATX Corp. .....................      1,025,816
    7,500  Honeywell Inc. .................        513,750
    4,000  Minnesota Mining & Manufacturing Co.    328,250


                                                    Market
  Shares                                             Value
  ------                                            -------
           DIVERSIFIED INDUSTRIAL (CONTINUED)
    6,000  Tenneco Inc. ...................   $     237,000
   21,000  Thomas Industries Inc. .........        414,750
    1,000  Trinity Industries Inc. ........         44,625
                                               -----------
                                                 2,564,191
                                               -----------
           ENERGY: ELECTRIC -- 1.3%
    8,000  Central & South West Corp. .....        216,500
    1,000  FPL Group Inc. .................         59,188
   50,000  Niagara Mohawk Power Corp. .....        525,000
    8,000  PacifiCorp .....................        218,500
                                               -----------
                                                 1,019,188
                                               -----------
           ENERGY: NATURAL GAS-- 15.7%
   28,000  Bay State Gas Co. ..............      1,039,500
    4,000  Berkshire Gas Co. ..............         92,000
   53,100  Colonial Gas Co. ...............      1,529,944
   35,000  Commonwealth Energy System .....      1,163,750
   55,000  Eastern Enterprises ............      2,474,999
   58,000  ENI SpA ........................        331,401
    3,000  Essex County Gas Co. ...........        137,250
    7,000  Fall River Gas Co. .............        113,750
    3,000  KeySpan Energy Corp. ...........        110,438
    4,000  Peoples Energy Corp. ...........        157,500
   72,000  Southwest Gas Corp. ............      1,345,500
   50,000  Tejas Gas Corp. ................      3,062,499
    7,500  USX-- Delhi Group ..............        153,750
    5,000  Wicor Inc. .....................        232,188
                                               -----------
                                                11,944,469
                                               -----------
           ENERGY: OIL -- 15.5%
   13,000  Atlantic Richfield Co. .........      1,041,625
   22,500  British Petroluem Co. plc, ADR .      1,792,969
   15,000  Burlington Resources Inc. ......        672,188
   29,000  Chevron Corp. ..................      2,232,999
    5,000  Elf Aquitaine SA ...............        293,125
   46,000  Exxon Corp. ....................      2,814,624
   20,000  Halliburton Co. ................      1,038,750
    8,000  Pennzoil Co. ...................        534,500
   26,000  Texaco Inc. ....................      1,413,750
                                               -----------
                                                11,834,530
                                               -----------
           ENTERTAINMENT -- 0.3%
    2,000  PolyGram NV, ADR ...............         95,375
    4,000  Viacom Inc., Cl. A .............        163,500
                                               -----------
                                                   258,875
                                               -----------
           EQUIPMENT AND SUPPLIES-- 5.1%
   15,000  Aeroquip-Vickers Inc. ..........        735,938
    4,800  Caterpillar Inc. ...............        233,100
    2,000  Cooper Industries Inc. .........         98,000
   25,000  Deere & Co. ....................      1,457,812
   10,000  EG&G Inc. ......................        208,125
   10,000  Ingersoll Rand Co. .............        405,000

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS(CONTINUED) -- DECEMBER 31, 1997 (UNAUDITED)
================================================================================
                                                    Market
  Shares                                             Value
  ------                                            -------
           COMMON STOCKS (CONTINUED)
           EQUIPMENT AND SUPPLIES (CONTINUED)
    1,500  Minerals Technologies Inc. .....     $   68,156
   14,000  Smith (A.O.) Corp., Cl. B ......        591,500
    2,000  Union Carbide Corp. ............         85,875
                                               -----------
                                                 3,883,506
                                               -----------
           FINANCIAL SERVICES-- 13.7%
   28,000  American Express Co. ...........      2,498,999
   29,000  Banco Santander SA, ADR ........        944,313
   10,000  BankAmerica Co. ................        730,000
    3,000  Bankers Trust Co. ..............        337,313
   25,000  Commerzbank AG, Sponsored ADR ..        996,875
    8,800  CoreStates Financial Corp. .....        704,550
   16,000  Deutsche Bank AG, ADR ..........      1,126,500
    1,000  Fidelity National Corp. ........          9,250
    3,000  Mellon Bank Corp. ..............        181,875
   10,000  Morgan (J.P.) & Co. Inc. .......      1,128,749
    2,000  Municipal Mortgage & Equity LLC          39,250
    3,000  Northern Trust Co. .............        209,250
   12,000  SunTrust Banks Inc. ............        856,500
    2,200  Transamerica Corp. .............        234,300
    4,000  U.S. Trust Corp. ...............        250,500
    3,000  Wachovia Corp. .................        243,375
                                               -----------
                                                10,491,599
                                               -----------
           FOOD AND BEVERAGE -- 1.2%
    2,000  CPC International Inc. .........        215,500
    5,000  Heinz (H.J.) Co. ...............        254,063
    7,000  Kellogg Co. ....................        347,375
    2,000  Quaker Oats Co. ................        105,500
                                               -----------
                                                   922,438
                                               -----------
           HEALTH CARE -- 1.3%
   10,000  Johnson & Johnson ..............        658,750
   10,000  Pharmacia & Upjohn Inc. ........        366,250
                                               -----------
                                                 1,025,000
                                               -----------

           METALS AND MINING -- 0.4%
   15,000  Freeport-McMoRan Copper
             & Gold Inc., Cl. B ...........        236,250
      700  Freeport-McMoRan Sulphur Inc.+ .          8,225
    1,000  Pioneer Group Inc. .............         28,125
                                               -----------
                                                   272,600
                                               -----------
           PUBLISHING -- 2.7%
   15,000  Dow Jones & Co. Inc. ...........        805,313
    3,000  Harcourt General Inc. ..........        164,250
    2,000  McGraw-Hill Companies Inc. .....        148,000
   22,000  Reader's Digest Association
             Inc., Cl. A ..................        519,750
   17,000  Reader's Digest Association
             Inc., Cl. B ..................        414,375
                                               -----------
                                                 2,051,688
                                               -----------


           REAL ESTATE -- 0.1%
    2,500  Griffin Land & Nurseries Inc. ..         38,750
                                               -----------
           RETAIL -- 0.3%
    5,000  Giant Food Inc., Cl. A .........        168,438
    2,000  Sears, Roebuck & Co. ...........         90,500
                                               -----------
                                                   258,938
                                               -----------
           SPECIALTY CHEMICALS -- 1.6%
    2,000  E.I. du Pont de Nemours and Co.         120,125
    7,500  Ferro Corp. ....................        182,344
   10,000  Grace (W.R.) & Co. .............        804,374
    3,150  IMC Global Inc. ................        103,163
                                               -----------
                                                 1,210,006
                                               -----------
           TELECOMMUNICATIONS -- 9.4%
    5,000  ALLTEL Corp. ...................        205,313
   18,000  BC Telecom Inc. ................        559,741
   50,000  BCE Inc. .......................      1,665,624
    2,304  Bell Atlantic Corp. ............        209,664
    1,500  British Telecommunications
             plc, ADR .....................        120,469
   10,000  Cable & Wireless plc, ADR ......        271,875
   40,357  Citizens Utilities Co., Cl. B ..        388,437
    2,000  Deutsche Telekom AG,
             Sponsored ADR ................         37,250
    1,000  France Telecom SA,
             Sponsored ADR ................         36,000
   24,000  GTE Corp. ......................      1,254,000
   10,000  Hong Kong Telecommunications
             Ltd., ADR ....................        206,250
    1,000  SBC Communications Inc. ........         73,250
   29,000  Southern New England
             Telecommunications Corp. .....      1,459,062
    3,500  Telecom Italia SpA, ADR ........        224,000
    4,000  Telefonica de Espana, ADR ......        364,250
    2,000  US WEST Communications Group ...         90,250
                                               -----------
                                                 7,165,435
                                               -----------
           WIRELESS COMMUNICATIONS-- 0.4%
   12,000  COMSAT Corp. ...................        291,000
                                               -----------
           TOTAL COMMON STOCKS                  65,877,478
                                               -----------


           CONVERTIBLE PREFERRED STOCKS -- 2.8%
           BROADCASTING -- 0.2%
    2,500  Granite Broadcasting Corp.
             $1.938 Cv. Pfd ...............        121,250
                                               -----------
           ENTERTAINMENT -- 0.0%
      500  Metromedia International
            Group Inc.  Cv. Pfd............         22,625
                                               -----------
           EQUIPMENT AND SUPPLIES -- 0.7%
    2,500  Navistar International Corp.
            $6.00 Cv. Pfd. Ser. G .........        149,375
    4,000  Sequa Corp. $5.00 Cv. Pfd. .....        382,500
                                               -----------
                                                   531,875
                                               -----------

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS(CONTINUED) -- DECEMBER 31, 1997 (UNAUDITED)
================================================================================
                                                               Market
  Shares                                                       Value
  ------                                                      -------

           CONVERTIBLE PREFERRED STOCKS (CONTINUED)
           METALS AND MINING -- 0.1%
   5,000   Freeport-McMoRan Copper & Gold Inc.
             7.00% Cv. Pfd. ..........................      $  108,438
                                                           -----------
           PUBLISHING -- 0.1%
   2,00    Golden Books Family Entertainment Inc.
             8.75% Cv. Pfd. (a) ......................         106,000
                                                           -----------
           TELECOMMUNICATIONS -- 1.7%
 22,000      Sprint Corp. $2.6301 Cv. Pfd. ...........         984,500
  4,000    US WEST Communications Group Cv. Pfd. .....         246,750
                                                           -----------
                                                             1,231,250
                                                           -----------
           TOTAL CONVERTIBLE
             PREFERRED STOCKS ........................       2,121,438
                                                           -----------

           PREFERRED STOCKS -- 0.6%
           TELECOMMUNICATIONS -- 0.6%
   9,500   Citizens Utilities Co. Pfd. ...............         453,625
                                                           -----------

           TOTAL PREFERRED STOCKS ....................         453,625
                                                           -----------

          WARRANTS -- 0.0%
          SPECIALTY CHEMICALS -- 0.0%
   1,167    IMC Global Inc. ..........................           4,521
                                                           -----------

           TOTAL WARRANTS ............................           4,521
                                                           -----------
Principal
 Amount

           CONVERTIBLE CORPORATE BONDS -- 5.6%
           BUSINESS SERVICES -- 0.1%
$100,000   BBN Corp. Sub. Deb. Cv.
             6.00%, 04/01/12 ....... .................          96,625
                                                           -----------

           CONSUMER PRODUCTS -- 0.7%
 700,000   Fieldcrest Cannon Inc. Sub. Deb. Cv.
             6.00%, 03/15/12 .........................          569,100
                                                            -----------

           CONSUMER SERVICES -- 2.0%
 800,000   HSN Inc. Sub. Deb. Cv.
             5.875%, 03/01/06 (a) ....................        1,546,000
                                                            -----------
           ENERGY -- 0.2%
 100,000   Pennzoil Co. Sub. Deb. Cv.
             6.50%, 01/15/03 .........................          187,750
                                                            -----------
           ENTERTAINMENT -- 0.2%
 150,000   Savoy Pictures Entertainment Inc.
             Sub. Deb. Cv. 7.00%, 07/01/03 ...........          140,250
                                                            -----------
           EQUIPMENT AND SUPPLIES -- 0.6%
$398,000   Kollmorgen Corp. Sub. Deb. Cv.
             8.75%, 05/01/09 ....... .................      $   422,378
             ------------
           HOTELS AND GAMING -- 0.1%
  50,000   Hilton Hotels Corp. Sub. Deb. Cv.
             5.00%, 05/15/06 .........................           54,750
                                                           ------------
           PUBLISHING -- 0.9%
 100,000   News America Holdings Inc. Sub. Deb. Cv.
             Zero Cpn., 03/31/02 ... .................           96,250
                                                           ------------
  600,000  Thomas Nelson Inc. Sub. Deb. Cv.
             5.75%, 11/30/99 (a) .....................          577,500
                                                           ------------
                                                                673,750
                                                           ------------
           RETAIL -- 0.5%
  400,000  General Host Corp. Sub. Deb. Cv.
             8.00%, 02/15/02 .........................          401,000
                                                           ------------
           TRANSPORTATION -- 0.3%
  200,000  Greyhound Lines Inc. Sub. Deb. Cv.
             8.50%, 03/31/07 .........................          199,750
                                                           ------------
            TOTAL CONVERTIBLE
            CORPORATE BONDS ..........................         4,291,353
                                                            ------------
            U.S. GOVERNMENT OBLIGATIONS -- 5.2%
4,003,000   U.S. Treasury Bills, 4.989% to 5.275%,
              due 01/02/98 to 02/05/98 ...............         3,993,666
                                                            ------------
            TOTAL U.S. GOVERNMENT
              OBLIGATIONS ............................         3,993,666
                                                            ------------
            TOTAL INVESTMENTS -- 100.5%
              (cost $50,883,625) .....................        76,742,081
              OTHER ASSETS AND
              LIABILITIES (NET)-- (0.5)% .............          (413,069)
                                                            ------------
            NET ASSETS -- 100.0%
              (4,735,567 shares outstanding) .........       $76,329,012
                                                            ============
            NET ASSET VALUE, OFFERING AND
              REDEMPTION PRICE PER SHARE .............            $16.12
                                                                 =======
            FORWARD FOREIGN
              CURRENCY CONTRACTS
1,700,000(b) Sold Hong Kong Dollars at Foreign
              Exchange Rate 7.8285 due 02/26/98 ......       $  (218,544)
                                                            ============

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, the market value of Rule 144A securities amounted to $2,229,500 or 2.9% of net assets.

(b)    Principal amount denoted in Hong Kong Dollars.
 +     Non-income producing security
ADR -- American Depositary Receipt

                             GABELLI FAMILY OF FUNDS
GABELLI ASSET FUND  _________________________________
Invests in securities of companies selling below their intrinsic economic value. The Fund's primary objective is long-term growth of capital. (No-load)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI GROWTH FUND ________________________________
Invests primarily in large-cap stocks believed to have superior earnings growth potential. The Fund's primary objective is long-term capital appreciation. (No-load)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND ______________________
Invests primarily in common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (No-load)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND ______________________
Invests primarily in common stock of smaller companies (market capitalizations of $500 million or less) with rapid revenue and earnings growth potential. The Fund's primary objective is long-term capital appreciation.
(No-load)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND ____________
Invests primarily in smaller company equity securities (market capitalizations of $1 billion or less). The Fund's primary objective is long-term capital appreciation. (No-load)
                                           PORTFOLIO MANAGER:  LYNDA CALKIN, CFA

GABELLI VALUE FUND __________________________________
Invests in securities of companies selling below their intrinsic economic value. The Fund's primary objective is long-term growth of capital. Max. Sales charge:
51/2%
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI EQUITY INCOME FUND __________________________
Invests primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return. (No-load)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND ___________________
Invests in a diversified portfolio of stocks and bonds. The Fund's primary objectives are capital appreciation and current income. (No-load)
                             PORTFOLIO MANAGERS: SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI ABC FUND  ___________________________________
Invests in securities with capital appreciation potential and above market average yields. The Fund's primary objective is consistent returns in various market conditions without excessive risk of capital loss. (No-load)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND _____________
Invests exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

THE TREASURER'S FUND ________________________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market invests in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market invests in municipal securities. Domestic Prime Money Market invests in prime quality, domestic money market instruments. (No-Load)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

GLOBAL SERIES

    GABELLI GLOBAL TELECOMMUNICATIONS FUND

    Invests in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is long-term capital appreciation. (No-load)
                                            TEAM MANAGER:  MARIO J. GABELLI, CFA

    GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
    Invests principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (No-load)
                                                 PORTFOLIO MANAGER: HART WOODSON

    GABELLI GLOBAL INTERACTIVE COUCH POTATO(R) FUND

    Invests globally in companies creating and/or distributing information and entertainment products and services. The Fund will also invest in companies participating in emerging technological advances in interactive services and products. The Fund's primary objective is long-term capital appreciation. (No-load)
                                              PORTFOLIO MANAGER: MARC J. GABELLI

GABELLI GOLD FUND ___________________________________
Invests in a global portfolio of equity securities of gold mining and related companies. The Fund's primary objective is capital appreciation. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial and political factors. (No-load)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND ___________________
Invests in international equity securities with superior long-term capital appreciation potential. The Fund offers investors global diversification. (No-load)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN



THE FIVE FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS. DISTRIBUTED BY GABELLI & COMPANY, INC.

                        Gabelli Equity Series Funds, Inc.
                         THE GABELLI EQUITY INCOME FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS
Mario J. Gabelli, CFA
CHAIRMAN AND CHIEF
INVESTMENT OFFICER
GABELLI FUNDS, INC.

Felix J. Christiana
FORMER SENIOR VICE PRESIDENT
DOLLAR DRY DOCK SAVINGS BANK

Anthony J. Colavita
ATTORNEY-AT-LAW
ANTHONY J. COLAVITA, P.C.

Vincent D. Enright
SENIOR VICE PRESIDENT
AND CHIEF FINANCIAL OFFICER
KEYSPAN ENERGY CORP.

John D. Gabelli
VICE PRESIDENT
GABELLI & COMPANY, INC.

Robert J. Morrissey
ATTORNEY-AT-LAW
MORRISSEY & HAWKINS

Karl Otto P(pi)hl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK

Anthony R. Pustorino
CERTIFIED PUBLIC ACCOUNTANT
PROFESSOR, PACE UNIVERSITY

Anthonie C. van Ekris
MANAGING DIRECTOR
BALMAC INTERNATIONAL, INC.


OFFICERS
Mario J. Gabelli, CFA
PRESIDENT AND CHIEF
INVESTMENT OFFICER

James E. McKee
SECRETARY

Bruce N. Alpert
VICE PRESIDENT AND TREASURER

                                  DISTRIBUTOR
                            Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                      State Street Bank and Trust Company

                                 LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

THE
GABELLI
EQUITY
INCOME
FUND

                                                            FIRST QUARTER REPORT
                                                               DECEMBER 31, 1997